Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Income Statement [Abstract]
REVENUE	$ 268	$ 921
COST OF REVENUE
GROSS PROFIT	268	921
EXPENSES:
Selling, general and administrative	398,298	213,671
TOTAL EXPENSES	398,298	213,671
LOSS FROM OPERATIONS	(398,030)	(212,750)
OTHER INCOME (EXPENSE):
Interest expense and financing costs	(333,410)	(202,595)
Change in derivative liability	93,833	(75,169)
Beneficial conversion	(174,700)
TOTAL OTHER INCOME (EXPENSE)	(414,277)	(277,764)
Net other income expense	(812,307)	(490,514)
LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST
NET LOSS	$ (812,307)	$ (490,514)
BASIC AND DILUTED LOSS PER COMMON SHARE	$ 696,625	$ 409,129
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING -BASIC AND DILUTED	(1.17)	(1.20)